Share - Based Compensation	12 Months Ended
Jun. 30, 2012
Share-based Compensation [Abstract]
SHARE-BASED COMPENSATION
SHARE-BASED COMPENSATION
Share-Based Incentive Plans
Following approval by the Company's shareholders in October 2011, the 2011 Long-Term Performance Plan (the "2011 Plan") replaced the 2007 Long-Term Performance Plan. The 2011 Plan, which expires in 2016, provides for granting of SARs, stock options, stock awards, cash awards, and such other awards or combination thereof as the Executive Organization and Compensation Committee or the Corporate Governance Committee of the Board of Directors (the Committee) may determine to officers, other key associates and members of the Board of Directors. Grants are generally made by the Committee at regularly scheduled meetings. Compensation costs charged to expense under award programs paid (or to be paid) with shares (including SARs, stock options, performance shares, restricted stock, and RSUs) are summarized in the table below:

Year Ended June 30,	2012	2011	2010
SARs and options	$2,058	$2,473	$3,020
Performance shares	1,983	1,705	1,076
Restricted stock and RSUs	2,325	1,453	1,029
Total compensation costs under award programs	$6,366	$5,631	$5,125

Such amounts are included in selling, distribution and administrative expenses in the accompanying statements of consolidated income. It has been the practice of the Company to issue shares from treasury to satisfy requirements of awards paid with shares. The aggregate unrecognized compensation cost for share-based award programs paid (or with the potential to be paid) at June 30, 2012 is $7,434. Cost of these programs will be recognized as expense over the weighted-average remaining vesting period of 2.1 years. The aggregate number of shares of common stock which may be awarded under the 2011 Plan is 2,000; shares available for future grants at June 30, 2012 were 1,959.
Stock Appreciation Rights and Stock Options
The weighted-average assumptions used for SARs and stock option grants issued in fiscal 2012, 2011 and 2010 are:

	2012	2011	2010
Expected life, in years	5.6	5.1	5.5
Risk free interest rate	1.1%	1.6%	2.4%
Dividend yield	2.5%	2.5%	2.5%
Volatility	44.2%	46.2%	52.2%
Per share fair value of SARs and stock options granted during the year	$9.88	$9.78	$8.45

The expected life is based upon historical exercise experience of the officers, other key associates and members of the Board of Directors. The risk free interest rate is based upon U.S. Treasury zero-coupon bonds with remaining terms equal to the expected life of the SARs and stock options. The assumed dividend yield has been estimated based upon the Company’s historical results and expectations for changes in dividends and stock prices. The volatility assumption is calculated based upon historical daily price observations of the Company’s common stock for a period equal to the expected life.
SARs are redeemable solely in Company common stock. The exercise price of stock option awards may be settled by the holder with cash or by tendering Company common stock.
A summary of SARs and stock options activity is presented below:

Year Ended June 30, 2012	Shares	Weighted-Average Exercise Price
(Share amounts in thousands)
Outstanding, beginning of year	1,804	$22.68
Granted	246	30.14
Exercised	(802)	21.83
Forfeited	(20)	25.94
Outstanding, end of year	1,228	$24.68
Exercisable at end of year	794	$23.37

The weighted-average remaining contractual terms for SARs and stock options outstanding and exercisable at June 30, 2012 were 6.0 and 4.8 years, respectively. The aggregate intrinsic values of SARs and stock options outstanding and exercisable at June 30, 2012 were $15,023 and $10,775, respectively. The aggregate intrinsic value of the SARs and stock options exercised during fiscal 2012, 2011 and 2010 was $13,747, $18,526 and $5,157, respectively.
As of June 30, 2012, unrecognized compensation cost related to SARs and stock options amounted to $1,951. That cost is expected to be recognized over a weighted-average period of 2.4 years. The total fair value of shares vested during fiscal 2012, 2011 and 2010 was $4,266, $2,645 and $2,673, respectively.
Performance Shares
Performance shares are intended to provide incentives to achieve three-year goals. Performance shares pay out in shares of Applied stock at the end of a three-year period provided the Company achieves the established goals. The number of Applied shares payable will vary depending on the level of the goal achieved.
A summary of nonvested performance shares activity at June 30, 2012 is presented below:

Year Ended June 30, 2012	Shares	Weighted-Average Grant-Date Fair Value
(Share amounts in thousands)
Nonvested, beginning of year	222	$23.23
Granted	31	28.34
Forfeitures	(47)	27.15
Vested	(144)	20.67
Nonvested, end of year	62	$28.80

The Committee set three one-year goals for the 2012 and 2011 grants tied to the Company’s earnings before interest, tax, depreciation, and amortization (EBITDA) and after-tax return on assets (ROA). Each fiscal year during the three-year term has its own separate goals. Achievement during any particular fiscal year is “banked” for payout at the end of the three-year term.
As of June 30, 2012, the potential shares to be banked in future periods was 62. Unrecognized compensation cost relating to these shares has the potential to reach $1,812 and would be recognized in expense over the weighted-average remaining vesting period of 1.7 years.
Restricted Stock and Restricted Stock Units
Restricted stock award recipients are entitled to receive dividends on, and have voting rights with respect to their respective shares, but are restricted from selling or transferring the shares prior to vesting. Restricted stock awards vest over periods of one to four years. RSUs are grants valued in shares of Applied stock, but shares are not issued until the grants vest three years from the award date, assuming continued employment with Applied. RSUs vest on a pro rata basis upon retirement during the three-year term. Applied pays dividend equivalents on RSUs on a current basis.
A summary of the status of the Company’s nonvested restricted stock and RSUs at June 30, 2012 is presented below:

Year Ended June 30, 2012	Shares	Weighted-Average Grant-Date Fair Value
(Share amounts in thousands)
Nonvested, beginning of year	162	$25.97
Granted	135	31.58
Forfeitures	(31)	27.30
Vested	(15)	31.42
Nonvested, end of year	251	$28.50

Unrecognized compensation cost related to unvested restricted stock awards and RSUs aggregated $3,670 at June 30, 2012, and is expected to be recognized over the weighted-average remaining vesting period of 2.1 years.
Performance Grants
In fiscal 2009 and 2008, the Executive Organization and Compensation Committee made annual awards of three-year performance grants to key officers. A target payout was established at the beginning of each three-year performance period. The actual payout at the end of the period is calculated based upon the Company’s achievement of sales growth, return on sales, and total shareholder return targets. All performance periods had expired by June 30, 2011. During fiscal 2011 and 2010, the Company recorded $1,020 and $(231), respectively, of compensation expense (income) for achievement relative to the total shareholder return-based goals of the Company’s performance grants. The liability at June 30, 2011 was $1,558; this was paid in fiscal 2012.